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                                            EXHIBIT C
                                                                 Bond or
Name of Bond                                                     Policy No.        Insurer
Investment Company                                               87015199B         ICI
Blanket Bond Form                                                                  Mutual
                                                                                   Insurance
                                                                                   Company
     Fidelity                                 $20,400,000
     Audit Expense                                 50,000
     On Premises                               20,400,000
     In Transit                                20,400,000
     Forgery or Alteration                     20,400,000
     Securities                                20,400,000
     Counterfeit Currency                      20,400,000
     Uncollectible Items of
         Deposit                                   25,000
     Phone-Initiated Transactions              20,400,000
     Total Limit                               20,400,000

Directors and Officers/                                          87015199D         ICI
Errors and Omissions Liability                                                     Mutual
Insurance Form                                                                     Insurance
     Total Limit                              $10,000,000                          Company

Blanket Lost Instrument Bond (Mail Loss)                      30S100639551         Aetna
                                                                                   Life &
                                                                                   casualty


Blanket Undertaking Lost Instrument
     Waiver of Probate                                           42SUN339806       Hartford
                                                                                   Casualty
                                                                                   Insurance
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